UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

KAYDON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12640 (Commission File Number)	13-3186040 (IRS Employer Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
Kaydon Corporation Executive Management Bonus Program

Item 1.01. Entry into a Material Definitive Agreement.

     On March 2, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Kaydon Corporation (the “Company”) approved the Kaydon Corporation Executive Management Bonus Program. The Program, and the form of agreement to be entered into by each participant in the Program, is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
	10.1	Kaydon Corporation Executive Management Bonus Program.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2005	KAYDON CORPORATION
	By:	/S/ KENNETH W. CRAWFORD
Kenneth W. Crawford
Vice President and Corporate Controller (Principal Accounting Officer)

2

EXHIBIT INDEX

Exhibit No.	Description

10.1	Kaydon Corporation Executive Management Bonus Program.